SUNAMERICA MONEY MARKET FUNDS, INC.

                Supplement to the Prospectus dated April 29, 2003


         Under the section entitled "Selecting a Share Class" on page 8 of the Prospectus, the third sentence of the second paragraph is replaced with the following:

         An investor may purchase Class B shares up to $250,000 in any one purchase.

         Also, under the section entitled "Selecting a Share Class" on page 8, the fifth bullet point under "Class B" is replaced in its entirety with the following:

         o Purchases in an amount over $250,000 will not be permitted. You should consult your financial adviser to determine whether other share classes are more beneficial given your circumstances.

         Effective September 1, 2003, the Net Asset Value Transfer Program is no longer being offered.

Dated: July 15, 2003